UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 13, 2012

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Mr. James M. DeCosmo, President and Chief Executive Officer of Forestar Group Inc. (the “Company”), is presenting today at the JMP Securities Financial Services and Real Estate Conference. A copy of the presentation materials is furnished as Exhibit 99.1 to this current report on Form 8-K. This presentation material may be used in presentations to investors from time to time in the future. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

99.1      Presentation materials for JMP Securities Financial Services and Real Estate Conference

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: September 13, 2012	By:	/s/ David M. Grimm
		Name:	David M. Grimm
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation materials for JMP Securities Financial Services and Real Estate Conference